Exhibit 10.1
AMENDMENT NO. 1 TO CREDIT AND GUARANTY AGREEMENT
THIS AMENDMENT NO. 1 TO CREDIT AND GUARANTY AGREEMENT, dated as of August 29, 2021 (this “Amendment”), made by and among BIOVENTUS LLC, a Delaware limited liability company (“Borrower”), the Guarantor Subsidiaries party hereto, the LENDERS party hereto (the “Consenting Lenders”) and WELLS FARGO BANK, NATIONAL ASSOCIATION, as Administrative Agent (the “Administrative Agent”), amends that certain Credit and Guaranty Agreement, dated as of December 6, 2019 (as amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), by and among the Borrower, the Guarantor Subsidiaries party thereto from time to time, each Lender party thereto from time to time, the Administrative Agent and the Collateral Agent.
WHEREAS, the Borrower, the Administrative Agent and the Consenting Lenders (which collectively constitute the Required Lenders) have agreed to amend the Credit Agreement in certain respects subject to the terms and conditions set forth herein.
NOW, THEREFORE, in consideration of the premises and mutual agreements contained herein, the parties hereto agree as follows:
Section 1.Defined Terms. Capitalized terms used herein and not otherwise defined shall have the meanings ascribed thereto in the Credit Agreement.
Section 2.Amendments. Effective as of the Amendment No. 1 Effective Date (as defined below), the Credit Agreement is hereby amended as the follows (provided that, for the avoidance of doubt, the schedules and exhibits to the Credit Agreement shall remain in effect without any amendment or other modification thereto):
(a)Section 1.1 of the Credit Agreement is hereby amended by adding the following defined terms in the appropriate alphabetical order:
“First Oyster Merger” as defined in the definition of “Oyster Merger Agreement”.
1“Oyster Borrower” means (x) prior to the consummation of the First Oyster Merger, Oyster Merger Sub I, (y) from and after the consummation of the First Oyster Merger but prior to the consummation of the Second Oyster Merger, the Oyster Target and (z) from and after the consummation of the Second Oyster Merger, Oyster Merger Sub II.
2“Oyster Merger Agreement” means that certain Agreement and Plan of Merger, dated as of July 29, 2021 (together with any exhibits and schedules thereto, as amended, supplemented, waived or otherwise modified from time to time), by and among Bioventus, Inc., a Delaware corporation, Oyster Merger Sub I, Oyster Merger Sub II, and Oyster Target, pursuant to which, first, Merger Sub I will merge with and into Oyster Target, with Oyster Target as the surviving corporation (the “First Oyster Merger”), and, second, Oyster Target, as the surviving corporation in the First Oyster Merger, will merge with and into Oyster Merger Sub II, with Oyster Merger Sub II as the surviving limited liability company (the “Second Oyster Merger” and, together with the First Oyster Merger, the “Oyster Mergers”).
3“Oyster Merger Sub I” means Oyster Merger Sub I, Inc., a Delaware corporation.
4“Oyster Merger Sub II” means Oyster Merger Sub II, LLC, a Delaware limited liability company.
5“Oyster Mergers” as defined in the definition of “Oyster Merger Agreement”.

6“Oyster Reorganization” means, following the consummation of the Oyster Mergers, the contribution by Bioventus, Inc. of all of the Capital Stock of Oyster Merger Sub II to the Borrower.
7“Oyster Target” means Misonix, Inc., a Delaware corporation.
8“Oyster Term Facility” as defined in Section 2.25(a).
9“Oyster Term Facility Amendment” as defined in Section 2.25(e).
10“Oyster Term Facility Debt Assumption” as defined in Section 2.25(a).
11“Oyster Term Loans” as defined in Section 2.25(a).
“Oyster Transactions” means, collectively, the Oyster Mergers, the Oyster Reorganization, the Oyster Term Facility Debt Assumption and the funding of the Oyster Term Loans.
“Second Oyster Merger” as defined in the definition of “Oyster Merger Agreement”.
(b)The definition of “Additional Lender” in Section 1.1 of the Credit Agreement is hereby amended by (i) deleting the “or” immediately following the end of clause (a) thereof and substituting a “,” in lieu thereof, (ii) immediately following the end of clause (a) thereof adding a new clause (b) reading in its entirety as “(b) Oyster Term Loan in accordance with Section 2.25 or” and (iii) updating the existing clause (b) to be clause (c).
(c)The definition of “Consolidated Adjusted EBITDA” in Section 1.1 of the Credit Agreement is hereby amended by amending and restating clause (2) of the proviso therein to read as follows:
“(2) to the extent the Borrower decides to add back such non-cash charge or expense, the cash payment in respect thereof in such future period will be subtracted from Consolidated Adjusted EBITDA to such extent (in the case of this clause (2), other than in respect of payments in an aggregate amount not in excess of $12,300,000 made by the Borrower or any of its Restricted Subsidiaries to Anthony Bihl pursuant to any management equity plan or other management or employee benefit plan or arrangement)”
(d)The definition of “Consolidated Adjusted EBITDA” in Section 1.1 of the Credit Agreement is hereby amended by amending and restating the proviso immediately following the end of clause (c) thereof to read as follows:
“provided that the amounts included in Consolidated Adjusted EBITDA for any Test Period pursuant to subclauses (vii), (ix) (other than any payment in connection with the OIG Matter), (xvi), (xxi) (other than adjustments thereunder, in an aggregate amount not to exceed $20,000,000, pertaining to the Oyster Mergers or the Oyster Reorganization), (xxii) and (viii) (solely with respect to cash expenses incurred by discontinued operations at the time of close and on an ongoing basis) of clause (b) above will not in the aggregate exceed 25% of Consolidated Adjusted EBITDA for such Test Period (prior to giving effect to amounts added-back pursuant to such subclauses); provided further that any determination of whether any item is extraordinary, unusual or non-recurring shall be made by the Borrower in its reasonable judgment in consultation with the Administrative Agent.”
(e)The definition of “Permitted Acquisition” in Section 1.1 of the Credit Agreement is hereby amended by adding a new sentence at the end of such definition reading in its entirety as follows:

“Notwithstanding anything in this definition to the contrary, the Oyster Mergers shall be deemed to be a Permitted Acquisition.”
(f)The definition of “Term Loan” in Section 1.1 of the Credit Agreement is hereby amended by adding the phrase “the Oyster Term Loans, if any,” immediately prior to the phrase “the Incremental Term Loans”.
(g)The definition of “Term Loan Commitment” in Section 1.1 of the Credit Agreement is hereby amended by adding the phrase “Oyster Term Loans, if any,” immediately prior to the phrase “Refinancing Term Loans”.
(h)Section 2.14 of the Credit Agreement is hereby amended by adding a new clause (e) thereof reading in its entirety as follows:
“(e)    Oyster Closing Date Prepayment.    On the date of, and subject to the occurrence of, the Oyster Mergers and the incurrence of the Oyster Term Facility, the Borrower will prepay, or cause to be prepaid, in accordance with Section 2.15(b), the Term Loans outstanding under this Agreement immediately prior to the incurrence of the Oyster Term Facility in an aggregate amount equal to $80,000,000.”
(i)Section 2.15(b) of the Credit Agreement is hereby amended by deleting the phrase “pursuant to Sections 2.14(a) through 2.14(c)” and substituting in lieu thereof the phrase “pursuant to Sections 2.14(a), 2.14(b), 2.14(c) or 2.14(e)”.
(i) Section 2.25 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:
“2.25    Oyster Term Facility.
(i)Notice; Borrower. At any time, on one occasion, the Oyster Borrower may, by notice to the Administrative Agent, incur a new tranche of term loans under this Agreement and the other Credit Documents (the “Oyster Term Facility” and the term loans made thereunder, the “Oyster Term Loans”). At any time on or after the date of incurrence of the Oyster Term Facility, the Borrower may (pursuant to documentation reasonably satisfactory to the Borrower, the Oyster Borrower and the Administrative Agent) assume all of the rights and obligations of the Oyster Borrower as the borrower in respect of the Oyster Term Loans, upon which the Oyster Borrower shall cease to constitute (and shall automatically and without further action by any other Person be released from all of its obligations as) the borrower in respect of the Oyster Term Loans (the foregoing, the “Oyster Term Facility Debt Assumption”).
(ii)Ranking; Security; Guarantees. At any time prior to the Oyster Term Facility Debt Assumption, the Oyster Term Facility shall be permitted to be (i) guaranteed by any Subsidiary of the Oyster Borrower (which, for the avoidance of doubt, (x) may include Persons that are not guarantors in respect of the Initial Term Loans or the Initial Revolving Commitments and (y) may exclude Persons that are Excluded Subsidiaries (with such defined term being interpreted as referring to Subsidiaries of the Oyster Borrower rather than Subsidiaries of the Borrower)) and (ii) secured by a Lien on any assets of the Oyster Borrower and its Subsidiaries (which, for the avoidance of doubt, (x) may include assets that do not constitute Collateral in respect of the Initial Term Loans or the Initial Revolving Commitments and (y) may exclude Excluded Assets (with such defined term being interpreted as referring to such assets of the Oyster Borrower and its Subsidiaries rather than such assets of the Borrower and its Subsidiaries)). It is understood and agreed that prior to the Oyster Term Facility Debt Assumption, (w) the Credit Parties that are not the Oyster Borrower and its Subsidiaries shall not be required to provide guarantees in respect of the Oyster Term Facility, (x) the Oyster Borrower and its Subsidiaries shall not be required to provide guarantees in respect any Obligations other than those Obligations in respect of the Oyster Term Facility, (y) the assets of the Credit Parties that are not the Oyster Borrower and its Subsidiaries shall not be required to secure the Obligations in respect of the Oyster Term Facility and (z) the assets of the Oyster Borrower and its Subsidiaries shall not be required to secure any Obligations other than those Obligations in respect of the Oyster Term Facility. From and after the Oyster Term Facility Debt Assumption, the Oyster Term Facility will (i) rank pari passu in right of payment and security with the Initial Term Loans and the Initial Revolving Commitments (subject to Section 8.2) and (ii) be secured by the same Liens (with the same ranking in priority) that secure the Initial Revolving Commitments and the Initial Term Loans.
(iii)Size. The aggregate principal amount of the Oyster Term Facility on the date of incurrence thereof will not exceed an amount equal to the sum of $262,000,000 plus additional amounts necessary to fund certain fees (if any) in connection with the incurrence of the Oyster Term Facility.
(iv)Oyster Term Lenders. The Oyster Term Facility may be provided by any existing Lender (it being understood that no existing Lender will have an obligation to make all or any portion of any Oyster Term Loan except as otherwise set forth in a separate written agreement) or by any Additional Lender on terms permitted by this Section 2.25.
(v)Oyster Term Facility Amendment; Use of Proceeds. The Oyster Term Facility will become effective pursuant to an amendment (an “Oyster Term Facility Amendment”) to this Agreement and, as appropriate, other Credit Documents, executed by the Borrower, the Oyster Borrower, each Person providing the Oyster Term Facility and the Administrative Agent (and without the consent of any other Lenders). An Oyster Term Facility Amendment may, without the consent of any other Lenders, effect such amendments to this Agreement and the other Credit Documents as may be necessary or appropriate, in the reasonable good faith opinion of the Administrative Agent, the Borrower and the Oyster Borrower, to effect the provisions of this Section 2.25, including, but not limited to, (i) modifications to Section 7, Section 8.2 and the Collateral Documents to implement (or otherwise account for) the guarantee and security arrangements in respect of the Oyster Term Facility during any period prior to the occurrence of the Oyster Term Facility Debt Assumption, (ii) modifications (including to Sections 4, 5, 6 and 8) to effect the terms of the Oyster Term Facility applicable to the Oyster Borrower and its Subsidiaries during any period prior to the occurrence of the Oyster Term Facility Debt Assumption and (iii) such other amendments to this Agreement and other Credit Documents that are necessary to give effect and/or permit the Oyster Transactions, as agreed by the Borrower, the Oyster Borrower, each Person providing the Oyster Term Facility and the Administrative Agent. Upon the effectiveness of an Oyster Term Facility Amendment, this Agreement and the other Credit Documents, as applicable, will be amended to the extent necessary to reflect the existence and terms of the Oyster Term Facility and the Oyster Term Loans evidenced thereby. The Oyster Borrower shall use the proceeds of the Oyster Term Loans, together with certain stock consideration and cash on hand, (i) to finance the Oyster Mergers, to repay certain Indebtedness and to pay related fees, premiums and expenses and (ii) after the usage specified in the foregoing clause (i), for working capital needs and general corporate purposes of the Oyster Borrower and its subsidiaries, including for Permitted Acquisitions.
(vi)Conditions. The availability of the Oyster Term Facility under this Agreement will be subject solely to the satisfaction of those conditions precedent as agreed between the Oyster Borrower and the Persons providing such Oyster Term Loans.

(vii)Terms. The Oyster Term Facility Amendment will set forth the amount and terms of the Oyster Term Facility. The terms of the Oyster Term Loans will be as agreed between the Oyster Borrower and the Persons providing such Oyster Term Loans; provided that the Oyster Term Facility may participate on a pro rata basis or a less than pro rata basis (but not greater than a pro rata basis) in any voluntary or mandatory repayments or prepayments of the Initial Term Loans (other than pursuant to a refinancing or with respect to greater than pro rata payments to an earlier maturing tranche).
(viii)Pricing. The interest rate, fees, and original issue discount for any Oyster Term Loans will be as determined by the Oyster Borrower and the Persons providing such Oyster Term Loans; provided that, for the avoidance of doubt, the MFN Adjustment will not apply to the Oyster Term Loans.”
(j) Section 3.2(a) of the Credit Agreement is hereby amended by adding the phrase “and excluding any Oyster Term Loans,” immediately prior to the phrase “the obligations of each Lender to make any Loan”.
(k) Section 6.1(a) of the Credit Agreement is hereby amended by adding the phrase “the Oyster Term Facility,” immediately prior to the phrase “all obligations arising under any Secured Rate Contract”.
(l) Section 6.2(a) of the Credit Agreement is hereby amended by adding the phrase “the Oyster Term Facility” immediately prior to the phrase “and all obligations arising under any Secured Rate Contract”.
(m) Section 6.6 of the Credit Agreement is hereby amended by (i) deleting the “and” immediately following clause (z) thereof, (ii) deleting the “.” immediately following clause (aa) thereof and substituting in lieu thereof “; and” and (iii) adding a new clause (bb) reading in its entirety as follows:
“(bb) Investments made pursuant to, or in connection with, each of the Oyster Mergers, the Oyster Reorganization and the Oyster Term Facility Debt Assumption.”
(n) Section 6.7(a)(i) of the Credit Agreement is hereby amended and restated in its entirety to read as follows:
“(i)    Total Net Leverage Ratio. Commencing with the Test Period ending March 31, 2020, the Borrower will not permit the Total Net Leverage Ratio at the end of any Test Period (measured on a Pro Forma Basis) to exceed 3.50:1.00; provided that the Borrower may, upon written notice to the Administrative Agent, elect to increase such ratio level to 4.00:1.00 in connection with the consummation of any Material Permitted Acquisition and, if the Borrower shall have made the foregoing election, such increase shall continue to be in effect for the quarter-end test date in which such Material Permitted Acquisition occurs as well as for the next three Test Periods; provided that there shall be at least two full Fiscal Quarters following the cessation of each such increase during which no such increase shall then be in effect; provided further that such increase shall be available in connection with the Oyster Mergers, irrespective of whether there have been two full Fiscal Quarters following the cessation of a prior increase.”
(o)    Section 6.8 of the Credit Agreement is hereby amended by (i) deleting the “and” immediately following clause (i) thereof, (ii) deleting the “.” immediately following clause (j) thereof and substituting in lieu thereof “; and” and (iii) adding a new clause (k) reading in its entirety as follows:
“(k) any transaction in connection with each of the Oyster Mergers, the Oyster Reorganization and the Oyster Term Facility Debt Assumption.”

(p)    Section 6.9 of the Credit Agreement is hereby amended by (i) deleting the “and” immediately following clause (k) thereof, (ii) deleting the “.” immediately following clause (l) thereof and substituting in lieu thereof “; and” and (iii) adding a new clause (m) reading in its entirety as follows:
“(m) any transaction in connection with the Oyster Mergers, the Oyster Reorganization and the Oyster Term Facility Debt Assumption.”
Section 3.Representations and Warranties. In order to induce the Consenting Lenders and the Administrative Agent to enter into this Amendment, each Credit Party hereby represents and warrants to each of the Consenting Lenders and the Administrative Agent that, as of the Amendment No. 1 Effective Date, (i) it has the organizational power and authority to execute, deliver and carry out the terms of this Amendment, (ii) it has taken all necessary organizational action to authorize the execution, delivery and performance of the Amendment, (iii) it has duly executed and delivered the Amendment, (iv) no Default or Event of Default has occurred and is continuing before or after giving effect to this Amendment and (v) the representations and warranties contained in Section 4 of the Credit Agreement and in the other Credit Documents are true and correct in all material respects (except for those representations and warranties that are conditioned by materiality, which will be true and correct in all respects) on and as of the Amendment No. 1 Effective Date to the same extent as though made on and as of that date, except to the extent such representations and warranties specifically relate to an earlier date, in which case such representations and warranties will have been true and correct in all material respects (except for those representations and warranties that are conditioned by materiality, which will have been true and correct in all respects) on and as of such earlier date.
Section 4.Conditions to Effectiveness of Amendment. This Amendment shall become effective on the date (such date, if any, the “Amendment No. 1 Effective Date”) on which the Administrative Agent shall have received duly executed counterparts of this Amendment from the Borrower, the Guarantor Subsidiaries and the Lenders constituting the Required Lenders.
Section 5.Acknowledgement of the Guarantor Subsidiaries. Each Guarantor Subsidiary hereby consents, acknowledges and agrees to the amendments to the Credit Agreement set forth in Section 2 and hereby confirms and ratifies in all respects the Guaranty and each Collateral Document to which such Guarantor Subsidiary is a party (including without limitation the continuation of such Guarantor Subsidiary’s payment and performance obligations thereunder and the Liens granted thereunder upon and after the effectiveness of this Amendment) and the enforceability of such Guaranty and each such Collateral Document against such Guarantor Subsidiary in accordance with their respective terms.
Section 6.Effects on Loan Documents; Acknowledgement. Except as expressly modified hereby, the Credit Agreement shall continue in effect in accordance with its terms. Except as expressly set forth herein, this Amendment (i) shall not by implication or otherwise limit, impair, constitute a waiver of or otherwise affect the rights and remedies of the Lenders, the Administrative Agent, the Collateral Agent or the Credit Parties under the Credit Agreement or any other Loan Document, and (ii) shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other provision of the Credit Agreement or any other Loan Document. Each and every term, condition, obligation, covenant and agreement contained in the Credit Agreement or any other Loan Document is hereby ratified and re-affirmed in all respects and shall continue in full force and effect as modified by this Amendment and nothing herein can or may be construed as a novation thereof. It is understood and agreed that (i) each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof” or words of like import referring to the Credit Agreement, shall hereafter be deemed to be a reference to the Credit Agreement as amended and supplemented hereby, (ii) each reference in each Loan Document to the “Credit Agreement”, “thereunder”, “thereof” or words of like import referring to the Credit Agreement, shall hereafter be deemed to be a reference to the Credit Agreement as amended and supplemented hereby and (iii) this Amendment is a Loan Document.
Section 7.Amendment, Modification and Waiver. This Agreement may not be amended, modified or waived except by an instrument or instruments in writing signed and delivered on behalf of each of the parties hereto.
Section 8.Severability. Any provision of this Amendment held to be invalid, illegal or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity, illegality or unenforceability without affecting the validity, legality and enforceability of the remaining provisions hereof; and the invalidity of a particular provision in a particular jurisdiction shall not invalidate such provision in any other jurisdiction.
Section 9.Counterparts. This Amendment may be executed in counterparts (and by different parties hereto in different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. Delivery of an executed counterpart of a signature page of this Amendment by telecopier or any other electronic transmission (PDF or TIFF format) shall be effective as delivery of a manually executed counterpart of this Amendment. The words “execution,” “signed,” “signature,” and words of like import in this Commitment Letter shall be deemed to include electronic signatures or electronic records, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act.
Section 10.Governing Law. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.
Section 11.Headings. The headings of this Amendment are for purposes of reference only and shall not limit or otherwise affect the meaning hereof.
Section 12.Successors and Assigns. This Amendment shall be binding upon and inure to the benefit of the Borrower, the Administrative Agent and each of the Guarantor Subsidiaries and Lenders, and their respective successors, legal representatives, and assignees to the extent such assignees are permitted assignees as provided in Section 10.6 of the Credit Agreement.
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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed and delivered by their respective duly authorized officers as of the date first above written.
BIOVENTUS LLC,
as Borrower

By: /s/ Greg Anglum__________________
Name: Greg Anglum
Title: Chief Financial Officer

EXOGEN, INC.,
as Guarantor Subsidiary

By: /s/ Greg Anglum__________________
Name: Greg Anglum
Title: Chief Financial Officer

PERSEUS INTERMEDIATE, INC.,
as Guarantor Subsidiary

By: /s/ Anthony D’Adamio____________
Name: Anthony D’Adamio
Title: Vice President

BIONESS INC.,
as Guarantor Subsidiary

By: /s/ Greg Anglum__________________
Name: Greg Anglum
Title: Chief Financial Officer

[Signature Page to Amendment No. 1]

WELLS FARGO BANK, NATIONAL ASSOCIATION,
as Administrative Agent and a Lender

By: /s/ Matthew Beltman_________________
Name: Matthew Beltman
Title: Vice President

JPMorgan Chase Bank, N.A.,
as a Lender

By: /s/ Tyler Dean____________________
Name: Tyler Dean
Title: Authorized Officer

[Signature Page to Amendment No. 1]

TRUIST BANK,
as a Lender

By: /s/ James W. Ford____________________
Name: James W. Ford
Title: Managing Director

[Signature Page to Amendment No. 1]

TD BANK, NA,
as a Lender

By: /s/ Nate Barrett____________________
Name: Nate Barrett
Title: Vice President

[Signature Page to Amendment No. 1]

First National Bank of Pennsylvania,
as a Lender

By: /s/ W. Walter Ricks____________________
Name: W. Walter Ricks
Title: Senior Vice President

[Signature Page to Amendment No. 1]